UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                               --------------

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934

                               ---------------


       Date of Report (Date of earliest event reported): April 3, 1998


                              ORA ELECTRONICS, INC.
             (Exact name of registrant as specified in its charter)



      Delaware                                     0-21903 95-4607830
------------------------------------------------------------------------------
(State or other jurisdic-        (Commission              RS Employer
tion of incorporation)          File Number)        Identification No.)


            9410 Owensmouth Avenue, Chatsworth, California 91311
             (Address of principal executive offices) (Zip Code)


     Registrant's telephone number, including area code: (818) 772-2700

              -------------------------------------------------
        (Former names or former address, if changed from last report)


                                     -1-

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ITEM 5.           OTHER EVENTS.

            Pursuant to the terms of a Second Deed of Amendment, dated as of April 1,1998, ORA Electronics, Inc. (the "Company"), granted ORA Electronics
(UK) Limited ("ORA UK") an exclusive royalty-free right to use certain of the Company's trademarks, including, without limitation, the "ORA" name, in perpetuity in worldwide excepting North, Central and South America. The consideration paid by ORA UK to the Company for such perpetual right was 1,000,000 GBP, or $1,659,000. Such consideration was determined through negotiations between the Company and ORA UK. This transaction was consummated on April 3, 1998. Gershon N. Cooper, President and Chief Executive Officer of the Company, is a former member of the Board of Directors of ORA UK.


ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

            (c)   Exhibits

                  99.1 Second Deed of Amendment, by and between the Company and
                       ORA UK, dated as of April 1, 1998.

                  99.2 Distribution Agreement, by and between Alliance Research Corporation (predecessor to the Company) and Contactace Limited (doing business as ORA UK), dated as of 1990.


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            Pursuant to the requirement of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:   April 17, 1998

ORA ELECTRONICS, INC.


By:   /s/Gershon N. Cooper
      Gershon N. Cooper
      President and Chief Executive Officer

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                                                                    EXHIBIT 99.1

                            SECOND DEED OF AMENDMENT


DATE  April 1, 1998


PARTIES

(1) "ORA US": ORA Electronics, Inc., a corporation formed and existing under the laws of the State of Delaware, United States of America, and having a principal place of business at 9410 Owensmouth Avenue, Chatsworth, California 91311; and

(2) "ORA UK": ORA Electronics (UK) Limited of 28-30 Faraday Road, Aylesbury, Bucks HP19 3RY.


RECITALS

      (A) By an agreement made in 1990 between ORA US and ORA UK ("the Original Agreement"), ORA US granted to ORA UK an exclusive royalty-free right to carry on its Business in the Territory using the Trading Name (as defined in the Original Agreement).

      (B) By a deed of amendment dated 2 October 1997 ("the Deed of Amendment") ORA US and ORA UK varied the terms of the Original Agreement.

      (C) Since the Deed of Amendment both ORA UK and ORA US have agreed to amend further the Original Agreement to extend the Term and to modify the responsibilities of the parties regarding filing for registration of the Trade Marks in the Territory.


OPERATIVE PROVISIONS

      1.    DEFINITIONS

            The terms defined in the Original Agreement as amended by the Deed of Amendment shall, unless the contrary intention appears in this Second Deed, have the same meanings in this Second Deed. The headings in this Second Deed are for convenience only and shall not affect interpretation.

      2.    AMENDMENTS TO THE ORIGINAL AGREEMENT

            2.1 In consideration of ORA UK transferring the sum of one million British Pounds (1,000,000) to ORA US by wire transfer to:


                                    -4-
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Value Date:  April 3, 1998
Royal Bank of Scotland, London
Swift Code:  RBOSGB2L
Account:  Union Bank of California
Favor of:  ORA Electronics, Inc.
Account No.: 3030145037
By Order of ORA Electronics (UK) Limited
Special Instructions: DO NOT CONVERT/FOR GBP CD
REFERENCE:  GLOBAL FX,
PLEASE SEND THROUGH MT100

The parties agree that, upon successful transfer of the above sum to the indicated account, the following amendments to the Original Agreement, as amended, shall take effect:

            2.2 Clause 3.1 shall be deleted and replaced with:

            "the Products" are any products or services, provided that, in the case of products other than accessories for mobile telephone, this shall not include products which cause or are likely to cause detriment to the reputation of ORA US."

            2.3 Clause 3.5 shall be deleted and replaced with:

            "the Term shall be perpetual."

            2.3 Clause 4.1.1 shall be amended by adding the following after the words "Trading Name":

            "...and the designs for the TRAVEL TALK
            product."

            2.4 Clause 4.1.2 shall be deleted and replaced with:

            "the right during the Term to grant sub- licenses to use the Trading Name, the Trade Marks or the designs for the TRAVEL TALK product in the Territory."

            2.5 The final paragraph of clause 4.1 shall be deleted.

            2.6 Clause 5.4 shall be added as follows:

            "To allow ORA UK to deal with all renewals of the Trade Marks in the Territory at ORA UK's expense, ORA US will promptly pass to ORA UK all information it receives about such renewals. ORA UK will not be liable

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            to ORA US if it fails to renew any or all
            of the Trade Marks."

            2.7 Clause 5.10 shall be deleted and replaced with:

            "ORA UK shall be entitled to file applications in the name of ORA UK and obtain registrations in the name of ORA UK of any of the Trade Marks ORA, ORA plus design, E ORA plus design, POWER UP, TRAVEL TALK, CHARGE & TALK and PARK & CHARGE in any country of the Territory other than a country referred to in the Schedule where the Trade Mark the object of an application by ORA UK is registered in the name of ORA US or application to register has been filed by ORA US. Immediately upon an application being filed by ORA UK the country in which such application has been filed shall be removed from the definition of Territory in Clause 3.4 to the extent of such Trade Mark (but not otherwise) and all rights in the Trade Mark and the application to register the Trade Mark in such country shall belong to ORA UK."

            2.8   Clause 7 shall be deleted.

            2.9   Clause 8.2 shall be deleted.


      3.    CONTINUOUS AGREEMENT

            Save as amended by this Second Deed, the Original Agreement, as amended, shall continue in full force and effect.


      4.    GENERAL MATTERS

            In the event of ambiguity or conflict arising between the terms of the Second Deed and the Original Agreement, as amended, the terms of the Second Deed shall prevail.


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      5.    GOVERNING LAW

            This Second Deed shall be construed in accordance with English law and the parties submit to the jurisdiction of the courts of England and Wales.


IN WITNESS WHEREOF, the parties have executed this Agreement as a deed the day and year first above written.


EXECUTED as a deed                          )
Delivered by ORA Electronics, Inc.          )
Acting by its authorized officer            )

                                                /s/ Gershon N. Cooper
                                                President

EXECUTED as a deed                          )
Delivered by ORA Electronics                )
      UK Limited                            )
Acting by its authorized officers           )

                                                /s/ Malcolm Hanson
                                                Director

                                  -7-

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                                                                    EXHIBIT 99.2





                DATED                                      1990

                         Alliance Research Corporation

                                     -to-

                              Contactace Limited

                            Distribution Agreement

                                   JO/1C0814







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DATED                                                                     1990

1.    Parties
(1) Alliance Research Corporation Of 9410 Owensmouth Avenue, Chatsworth, California CA 91311 ("Alliance") (2) Contactace Limited whose registered office is at 26b Faraday Road, Aylesbury, Buckinghamshire ("Contactace") 2. Recitals
2.1 Alliance manufactures goods including the products using the Trading Name
2.2   Contactace wishes to sell the products using the Trading
      Name in the territory
3.    Definitions
The following terms shall have the following meanings:- 3.1 "the Products" are the antennae and accessories and other related electronic equipment manufactured by the Ora
      Electronics Division of Alliance
3.2 "the Business" is the promotion and sale of the products by Contactace and all matters related
3.3 "the Trading Name" is "Ora Electronics" or any adaptation or imitation of it including the name Ora Electronics UK
3.4   "the Territory" is Scandinavia, Switzerland, Austria,
      Singapore, Malaysia, Hong Kong, the Philippines and the countries comprised within the Middle East and the European Economic Community
3.5 "the Term" is the period starting on the date of this deed and ending twenty years afterwards


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4.    Grant
4.1 Alliance grants to Contactace the sole and exclusive right to carry on the Business within the Territory during the Term using the Trading Name
4.2 Alliance agrees not to appoint any other person to act as its distributor of the Products in the Territory during the Term nor to permit any other to use the Trading Name within the Territory
5.    Obligations of Alliance
Alliance agrees with Contactace throughout the Term:- 5.1 Neither itself nor though any agent or other distributor lawfully acting for it directly or indirectly to infringe the rights granted in this agreement
5.2 To support Contactace in its efforts to promote the sales of other dealings in the Products and in particular to supply promptly up to date information about the Products and all necessary samples, catalogues, price lists, promotional and selling material and any other relevant information to assist Contactace in the Business
5.3 Not to derogate from the rights granted by this agreement 5.4 Subject to availability to supply Contactace or the customers of Contactace in the Territory the Products in accordance with orders received from Contactace which are of merchantable quality, conform to sample, are at prices notified to Contactace by Alliance regularly, to be delivered with all reasonable despatch and in accordance

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      with the usual business terms of Alliance from time to
      time in force
5.5 Not knowingly to permit any person, company or Organisation other than Contactace to trade within the Territory using the Trading Name alone or with other words within its trading name
5.6 To keep confidential all information relating to the Business as carried on by Contactace including but without prejudice to the generality of the foregoing all technical information relating to the Products, all financial information of Contactace and all customer lists of Contactace
5.7 Not to supply the Products to any other person, company or Organisation in the Territory other than through the agency of Contactace
5.9 Not to supply the Products to any other person, company or Organisation whatsoever ("the Customer") without obtaining a covenant from the Customer not to supply the Products to any person, company or Organisation in the Territory and Alliance will at the request of Contactace but at the cost of Alliance take whatever steps may be necessary to enforce such covenant
6.    Severable Covenants
Each undertaking contained in clause 5 shall be read and construed independently of the other covenants therein contained so that if one or more should be held to be invalid

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as an unreasonable restraint of trade or for any other reason whatsoever then the remaining covenant shall be valid to the extent that they are not to be so invalidated 7. The Obligations of Contactace Contactace agrees with Alliance throughout the Term:- 7.1 At all times to work diligently to protect and promote the interests of the Ora Electronics Division of Alliance in so far as they relate to the Products
7.2 At all times diligently to promote and procure sale of the Products throughout the Territory without prejudice to the right of Contactace to supply products similar to the Products manufactured by another manufacturer but more suitable to the needs of the Customers of Contactace
7.3 To conduct the Business at all times in such a manner as will assure the continued high standard and reputation of the Trading Name within the industry worldwide
7.4 Not to assign, charge or otherwise deal with this agreement in any way without the consent of Alliance such consent not to be unreasonably withheld but this shall not prevent Contactace appointing sub-distributors without the consent of Alliance provided that such sub-distributors covenant with Contactace in substantially the same terms as in clauses 7.1 and 7.2 of this agreement
7.5 To sell no goods from sources other than Alliance without the written consent of Alliance which shall not be withheld or delayed if the goods from such alternative

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      sources shall be more suitable to the needs and requirements of the customers of Contactace by virtue of price, quality, design or speed of delivery
7.6   Not to apply the Trading Name to goods from sources other than Alliance
7.7 Subject to clause 9.6 of this agreement to assign to Alliance, upon request, any and all rights acquired in the Trading Name as a result of the use thereof by Contactace
8.    Termination
This agreement shall terminate:-
8.1   At the expiration of the Term
8.2 If Contactace goes into liquidation either compulsorily or voluntarily (save for the purpose of reconstruction or amalgamation)
9.    Miscellaneous
9.1   Each of the parties warrants it power to enter into this agreement
9.2 Headings contained in this agreement are for reference purposes only and shall not be incorporated into this agreement and shall not be deemed to be any indication of the meaning of the clauses and sub clauses to which they relate
9.3 The parties are not partners or joint venturers nor is Contactace able to act as agent of Alliance save as authorised by this agreement

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9.4   This agreement shall be governed by English Law in every particular including formation and interpretation and shall be deemed to have been made in England and any proceedings arising out of or in connection with this agreement may be bought in any Court of competent jurisdiction in London but the submission by the parties to such jurisdiction shall not limit the right of Contactace to commence any proceedings arising out of this agreement in any other jurisdiction it may consider appropriate
9.5 Any notice to be served on either of the parties by the other shall be sent by pre-paid recorded delivery or registered post or by telex or by facsimile transmission and shall be deemed to have been received by the addressee within five days of posting or twenty-four hours if sent by telex or facsimile transmission
9.6 All trademark, service mark and tradename rights are licensed hereunder to Contactace for the life of this agreement. Contactace shall acquire no rights in trademarks, service marks or trade names so licensed, or in any names or marks confusingly similar thereto, except to the benefit of Alliance to whose benefit, all such rights shall enure
9.7 Upon termination, all trademark, service mark or tradename rights shall expire and shall revert to Alliance, and Contactace shall have no further right to the use of any

                                     -14-
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      such trademarks, service marks or tradenames, or to the use of any marks or names confusingly similar thereto without the written consent of Alliance

IN WITNESS whereof the parties have executed this document as a deed the day and year first before written

THE COMMON SEAL of ALLIANCE         )
RESEARCH CORPORATION was            )
hereunto affixed in the             )
presence of :-                      )


      Director    /s/ Gershon N. Cooper

      Secretary   /s/ Ruth Cooper


THE COMMON SEAL of                  )
CONTACTACE LIMITED was              )
hereunto affixed in the             )
presence of :-                      )


            Director    /s/ Malcolm Hanson

            Secretary   /s/ Malcolm Hanson



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